Exhibit 99.2

First Quarter

Financial Supplement

March 31, 2016

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of these non-GAAP financial measures and other financial disclosures.

CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Operating earnings available to common shareholders	$1,638	$1,765	$705	$1,376	$1,329
Preferred stock dividends	30	31	6	49	6
Operating earnings	1,668	1,796	711	1,425	1,335
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	286	(133)	382	62	15
Net derivative gains (losses)	821	(912)	485	(356)	1,335
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(310)	(177)	(206)	(398)	(185)
Provision for income tax (expense) benefit	(302)	545	(174)	109	(297)
Income (loss) from continuing operations, net of income tax	2,163	1,119	1,198	842	2,203
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,163	1,119	1,198	842	2,203
Less: Net income (loss) attributable to noncontrolling interests	5	4	(5)	8	2
Net income (loss) attributable to MetLife, Inc.	2,158	1,115	1,203	834	2,201
Less: Preferred stock dividends	30	31	6	49	6
Preferred stock repurchase premium	-	42	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,128	$1,042	$1,197	$785	$2,195

Operating earnings available to common shareholders per common share - diluted	$1.44	$1.56	$0.62	$1.23	$1.20
Net investment gains (losses)	0.25	(0.12)	0.34	0.06	0.01
Net derivative gains (losses)	0.72	(0.81)	0.43	(0.32)	1.20
Goodwill impairment	-	-	-	-	-
Other adjustments to continuing operations	(0.27)	(0.15)	(0.18)	(0.36)	(0.16)
Provision for income tax (expense) benefit	(0.27)	0.48	(0.15)	0.10	(0.27)
Discontinued operations, net of income tax	-	-	-	-	-
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	0.01	-
Preferred stock repurchase premium	-	0.04	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$1.87	$0.92	$1.06	$0.70	$1.98

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Notable items impacting operating earnings available to common shareholders:
Variable investment income, as compared to plan	$-	$-	$(37)	$(137)	$(86)
Catastrophe experience and prior year development, net	(16)	-	21	(9)	(45)
Actuarial assumption review and other insurance adjustments	-	-	(92)	-	-
Tax adjustments	-	61	(720)	31	10
Total notable items (1)	$(16)	$61	$(828)	$(115)	$(121)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income, as compared to plan	$-	$-	$(0.03)	$(0.12)	$(0.08)
Catastrophe experience and prior year development, net	$(0.01)	$-	$0.02	$(0.01)	$(0.04)
Actuarial assumption review and other insurance adjustments	$-	$-	$(0.08)	$-	$-
Tax adjustments	$-	$0.05	$(0.64)	$0.03	$0.01
Total notable items (1)	$(0.01)	$0.05	$(0.73)	$(0.10)	$(0.11)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Weighted average common shares outstanding - diluted	1,135.8	1,128.4	1,129.9	1,121.4	1,108.6

(1)         Notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share-diluted. The per share data for each notable item is calculated on a stand alone basis and may not sum to total notable items.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Book value per common share, excluding AOCI other than FCTA (1)	$50.45	$50.73	$51.11	$51.15	$53.31
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$41.32	$41.73	$42.21	$42.22	$44.17
Book value per common share (1)	$64.37	$60.27	$61.39	$60.00	$67.10

	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Operating return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	11.7%	12.5%	5.0%	9.7%	9.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	14.4%	15.3%	6.1%	11.9%	11.3%
Common stockholders’ equity	9.2%	10.2%	4.2%	8.2%	7.6%

Return on MetLife, Inc.’s (2):
Common stockholders’ equity, excluding AOCI other than FCTA	15.2%	7.4%	8.4%	5.6%	15.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	18.7%	9.1%	10.3%	6.8%	18.6%
Common stockholders’ equity	12.0%	6.0%	7.1%	4.7%	12.6%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Common shares outstanding, beginning of period	1,131.9	1,114.3	1,116.8	1,114.8	1,098.0
Share repurchases	(19.9)	(0.2)	(2.3)	(17.1)	(1.4)
Newly issued shares	2.3	2.7	0.3	0.3	1.9
Common shares outstanding, end of period	1,114.3	1,116.8	1,114.8	1,098.0	1,098.5

Weighted average common shares outstanding - basic	1,125.7	1,117.8	1,118.9	1,110.9	1,100.8
Dilutive effect of the exercise or issuance of stock-based awards	10.1	10.6	11.0	10.5	7.8
Weighted average common shares outstanding - diluted	1,135.8	1,128.4	1,129.9	1,121.4	1,108.6

MetLife Policyholder Trust Shares	178.3	175.0	173.2	171.0	169.8

(1)         Calculated using common shares outstanding, end of period.

(2)         Annualized using quarter-to-date results. See page A-4 for the operating return on MetLife, Inc.‘s common stockholders’ equity and return on MetLife, Inc.‘s common stockholders’ equity for the year ended December 31, 2015.

METLIFE CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$366,275	$351,353	$351,578	$351,402	$371,981
Equity securities available-for-sale, at estimated fair value	3,713	3,677	3,399	3,321	3,374
Fair value option and trading securities, at estimated fair value	16,471	16,460	15,361	15,024	14,993
Mortgage loans	62,409	64,010	63,553	67,102	68,651
Policy loans	11,606	11,575	11,549	11,258	11,257
Real estate and real estate joint ventures	10,310	10,207	9,923	8,433	8,733
Other limited partnership interests	8,074	8,099	7,901	7,096	7,022
Short-term investments, principally at estimated fair value	14,130	14,594	14,957	9,299	11,621
Other invested assets, principally at estimated fair value	23,763	20,409	23,356	22,524	27,095
Total investments	516,751	500,384	501,577	495,459	524,727
Cash and cash equivalents, principally at estimated fair value	8,127	8,074	10,216	12,752	13,290
Accrued investment income	4,298	3,990	4,187	3,988	4,198
Premiums, reinsurance and other receivables	24,190	24,872	25,808	22,702	27,843
Deferred policy acquisition costs and value of business acquired	24,003	24,379	23,996	24,130	23,973
Current income tax recoverable	-	-	-	161	125
Goodwill	9,717	9,644	9,546	9,477	9,729
Other assets	7,980	7,589	7,881	7,666	7,496
Separate account assets	324,724	319,477	299,249	301,598	306,047
Total assets	$919,790	$898,409	$882,460	$877,933	$917,428

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$191,217	$188,928	$190,754	$191,879	$196,967
Policyholder account balances	206,591	204,262	202,291	202,722	207,593
Other policy-related balances	14,586	14,393	14,521	14,255	14,435
Policyholder dividends payable	677	699	716	720	706
Policyholder dividend obligation	3,483	2,328	2,309	1,783	2,586
Payables for collateral under securities loaned and other transactions	37,312	35,532	37,991	36,871	41,165
Short-term debt	100	100	100	100	100
Long-term debt	17,714	16,770	16,755	18,023	17,915
Collateral financing arrangements	4,196	4,164	4,152	4,139	4,127
Junior subordinated debt securities	3,193	3,193	3,194	3,194	3,168
Current income tax payable	243	71	21	-	-
Deferred income tax liability	13,305	10,762	11,363	10,592	13,776
Other liabilities	28,040	27,741	27,977	23,561	32,878
Separate account liabilities	324,724	319,477	299,249	301,598	306,047
Total liabilities	845,381	828,420	811,393	809,437	841,463

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	95	92	79	77	-

Equity
Preferred stock, at par value	1	-	-	-	-
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	30,632	30,718	30,726	30,749	30,769
Retained earnings	33,754	34,376	35,153	35,519	37,301
Treasury stock, at cost	(2,158)	(2,172)	(2,279)	(3,102)	(3,172)
Accumulated other comprehensive income (loss)	11,529	6,443	6,891	4,771	10,865
Total MetLife, Inc.’s stockholders’ equity	73,770	69,377	70,503	67,949	75,775
Noncontrolling interests	544	520	485	470	190
Total equity	74,314	69,897	70,988	68,419	75,965
Total liabilities and equity	$919,790	$898,409	$882,460	$877,933	$917,428

METLIFE CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Operating revenues
Premiums	$9,253	$9,313	$10,376	$9,606	$9,267
Universal life and investment-type product policy fees	2,294	2,335	2,247	2,237	2,151
Net investment income	4,982	5,185	4,849	4,773	4,706
Other revenues	503	527	495	495	487
Total operating revenues	17,032	17,360	17,967	17,111	16,611

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,447	9,503	10,780	9,835	9,593
Interest credited to policyholder account balances	1,331	1,342	1,331	1,330	1,301
Capitalization of DAC	(968)	(927)	(955)	(987)	(876)
Amortization of DAC and VOBA	953	1,001	971	877	881
Amortization of negative VOBA	(90)	(83)	(82)	(71)	(67)
Interest expense on debt	297	307	294	302	312
Other expenses (1)	3,800	3,882	4,126	3,998	3,710
Total operating expenses	14,770	15,025	16,465	15,284	14,854
Operating earnings before provision for income tax	2,262	2,335	1,502	1,827	1,757
Provision for income tax expense (benefit) (1)	594	539	791	402	422
Operating earnings	1,668	1,796	711	1,425	1,335
Preferred stock dividends	30	31	6	49	6
Operating earnings available to common shareholders	$1,638	$1,765	$705	$1,376	$1,329

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,668	$1,796	$711	$1,425	$1,335
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	286	(133)	382	62	15
Net derivative gains (losses)	821	(912)	485	(356)	1,335
Premiums	-	(1)	(1)	(1)	426
Universal life and investment-type product policy fees	100	99	99	96	193
Net investment income	479	(238)	(890)	141	(147)
Other revenues	(8)	(9)	(11)	(9)	-
Policyholder benefits and claims and policyholder dividends	(149)	(180)	92	(300)	(400)
Interest credited to policyholder account balances	(664)	44	684	(340)	(25)
Capitalization of DAC	-	-	-	-	105
Amortization of DAC and VOBA	(72)	104	(160)	(6)	(114)
Amortization of negative VOBA	10	9	8	8	32
Interest expense on debt	(1)	(1)	(8)	2	-
Other expenses	(5)	(4)	(19)	11	(255)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(302)	545	(174)	109	(297)
Income (loss) from continuing operations, net of income tax	2,163	1,119	1,198	842	2,203
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,163	1,119	1,198	842	2,203
Less: Net income (loss) attributable to noncontrolling interests	5	4	(5)	8	2
Net income (loss) attributable to MetLife, Inc.	2,158	1,115	1,203	834	2,201
Less: Preferred stock dividends	30	31	6	49	6
Preferred stock repurchase premium	-	42	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,128	$1,042	$1,197	$785	$2,195

Total Operating Premiums, Fees and Other Revenues	$12,050	$12,175	$13,118	$12,338	$11,905

(1)          The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2016
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$9,267	$7,083	$1,658	$500	$26
Universal life and investment-type product policy fees	2,151	1,682	350	95	24
Net investment income	4,706	3,926	618	80	82
Other revenues	487	423	17	20	27
Total operating revenues	16,611	13,114	2,643	695	159

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,593	8,071	1,236	261	25
Interest credited to policyholder account balances	1,301	949	319	29	4
Capitalization of DAC	(876)	(388)	(385)	(101)	(2)
Amortization of DAC and VOBA	881	491	286	102	2
Amortization of negative VOBA	(67)	-	(64)	(3)	-
Interest expense on debt	312	4	-	-	308
Other expenses	3,710	2,352	851	333	174
Total operating expenses	14,854	11,479	2,243	621	511
Operating earnings before provision for income tax	1,757	1,635	400	74	(352)
Provision for income tax expense (benefit)	422	497	95	11	(181)
Operating earnings	1,335	1,138	305	63	(171)
Preferred stock dividends	6	-	-	-	6
Operating earnings available to common shareholders	$1,329	$1,138	$305	$63	$(177)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,335	$1,138	$305	$63	$(171)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	15	(271)	223	8	55
Net derivative gains (losses)	1,335	449	411	(1)	476
Premiums	426	-	426	-	-
Universal life and investment-type product policy fees	193	95	92	6	-
Net investment income	(147)	(184)	(39)	82	(6)
Other revenues	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(400)	(87)	(322)	9	-
Interest credited to policyholder account balances	(25)	(26)	78	(77)	-
Capitalization of DAC	105	-	105	-	-
Amortization of DAC and VOBA	(114)	(2)	(112)	-	-
Amortization of negative VOBA	32	-	32	-	-
Interest expense on debt	-	-	-	-	-
Other expenses	(255)	2	(193)	(2)	(62)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(297)	(8)	(143)	(14)	(132)
Income (loss) from continuing operations, net of income tax	2,203	1,106	863	74	160
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,203	1,106	863	74	160
Less: Net income (loss) attributable to noncontrolling interests	2	1	-	1	-
Net income (loss) attributable to MetLife, Inc.	2,201	1,105	863	73	160
Less: Preferred stock dividends	6	-	-	-	6
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,195	$1,105	$863	$73	$154

Total Operating Premiums, Fees and Other Revenues	$11,905	$9,188	$2,025	$615	$77

METLIFE CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2015
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

Operating revenues
Premiums	$9,253	$6,983	$1,752	$508	$10
Universal life and investment-type product policy fees	2,294	1,772	397	102	23
Net investment income	4,982	4,106	684	83	109
Other revenues	503	445	28	10	20
Total operating revenues	17,032	13,306	2,861	703	162

Operating expenses
Policyholder benefits and claims and policyholder dividends	9,447	7,856	1,340	239	12
Interest credited to policyholder account balances	1,331	958	337	30	6
Capitalization of DAC	(968)	(400)	(435)	(133)	-
Amortization of DAC and VOBA	953	499	326	128	-
Amortization of negative VOBA	(90)	-	(86)	(4)	-
Interest expense on debt	297	-	-	-	297
Other expenses	3,800	2,389	904	362	145
Total operating expenses	14,770	11,302	2,386	622	460
Operating earnings before provision for income tax	2,262	2,004	475	81	(298)
Provision for income tax expense (benefit)	594	623	148	11	(188)
Operating earnings	1,668	1,381	327	70	(110)
Preferred stock dividends	30	-	-	-	30
Operating earnings available to common shareholders	$1,638	$1,381	$327	$70	$(140)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,668	$1,381	$327	$70	$(110)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	286	274	68	3	(59)
Net derivative gains (losses)	821	577	18	1	225
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	100	96	6	(2)	-
Net investment income	479	(185)	129	531	4
Other revenues	(8)	-	(8)	-	-
Policyholder benefits and claims and policyholder dividends	(149)	(100)	(49)	-	-
Interest credited to policyholder account balances	(664)	(20)	(131)	(513)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	(72)	(62)	(12)	2	-
Amortization of negative VOBA	10	-	10	-	-
Interest expense on debt	(1)	-	-	-	(1)
Other expenses	(5)	3	-	1	(9)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(302)	(205)	(10)	(26)	(61)
Income (loss) from continuing operations, net of income tax	2,163	1,759	348	67	(11)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	2,163	1,759	348	67	(11)
Less: Net income (loss) attributable to noncontrolling interests	5	3	-	2	-
Net income (loss) attributable to MetLife, Inc.	2,158	1,756	348	65	(11)
Less: Preferred stock dividends	30	-	-	-	30
Preferred stock repurchase premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,128	$1,756	$348	$65	$(41)

Total Operating Premiums, Fees and Other Revenues	$12,050	$9,200	$2,177	$620	$53

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

AMERICAS
RETAIL
Life & Other	$203	$278	$183	$195	$172
Annuities	450	412	340	387	360
RETAIL	653	690	523	582	532
GROUP, VOLUNTARY & WORKSITE BENEFITS	228	231	238	214	174
CORPORATE BENEFIT FUNDING	369	406	326	286	295
LATIN AMERICA	131	116	176	150	137
AMERICAS	1,381	1,443	1,263	1,232	1,138
ASIA	327	425	338	290	305
EMEA	70	50	66	54	63
CORPORATE & OTHER	(140)	(153)	(962)	(200)	(177)
METLIFE TOTAL	$1,638	$1,765	$705	$1,376	$1,329

OPERATING RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

AMERICAS
RETAIL
Life & Other	9.0%	12.3%	8.1%	8.7%	8.3%
Annuities	14.4%	13.2%	10.9%	12.4%	10.6%
GROUP, VOLUNTARY & WORKSITE BENEFITS	14.2%	14.4%	14.8%	13.3%	12.3%
CORPORATE BENEFIT FUNDING	19.1%	21.0%	16.9%	14.8%	14.4%
LATIN AMERICA	15.1%	13.3%	20.2%	17.2%	17.6%
AMERICAS	14.1%	14.8%	12.9%	12.6%	11.7%
ASIA	11.4%	14.8%	11.7%	10.1%	11.0%
EMEA	8.4%	6.0%	7.9%	6.5%	7.8%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

AMERICAS	15.9%	16.6%	14.6%	14.2%	13.0%
ASIA	19.6%	25.4%	20.2%	17.4%	19.0%
EMEA	15.4%	11.2%	14.6%	12.2%	13.5%

(1)          A reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 9, (ii) Group, Voluntary & Worksite Benefits, Page 15, (iii) Corporate Benefit Funding, Page 18, (iv) Latin America, Page 21, (v) Asia, Page 23, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 27. A consolidated reconciliation of operating earnings to income (loss) from continuing operations, net of income tax, appears on Page 5.

(2)          Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and allocated tangible equity for the periods presented.

AMERICAS RETAIL STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$1,749	$1,747	$1,806	$1,926	$1,740	$1,749	$1,740
Universal life and investment-type product policy fees	1,236	1,252	1,229	1,216	1,149	1,236	1,149
Net investment income	1,980	2,003	1,930	1,901	1,880	1,980	1,880
Other revenues	251	263	241	234	215	251	215
Total operating revenues	5,216	5,265	5,206	5,277	4,984	5,216	4,984

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,449	2,373	2,607	2,566	2,458	2,449	2,458
Interest credited to policyholder account balances	542	551	550	555	522	542	522
Capitalization of DAC	(247)	(257)	(266)	(278)	(255)	(247)	(255)
Amortization of DAC and VOBA	375	400	432	354	373	375	373
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	-	(1)	1	2	(1)	2
Other expenses	1,176	1,220	1,197	1,262	1,149	1,176	1,149
Total operating expenses	4,294	4,287	4,519	4,460	4,249	4,294	4,249
Operating earnings before provision for income tax	922	978	687	817	735	922	735
Provision for income tax expense (benefit)	269	288	164	235	203	269	203
Operating earnings	653	690	523	582	532	653	532
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$653	$690	$523	$582	$532	$653	$532

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$653	$690	$523	$582	$532	$653	$532
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	68	9	70	(112)	(117)	68	(117)
Net derivative gains (losses)	313	(95)	(282)	(95)	(11)	313	(11)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	94	94	97	95	95	94	95
Net investment income	(128)	(105)	(108)	(114)	(109)	(128)	(109)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(96)	(160)	136	(284)	(16)	(96)	(16)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(62)	99	(160)	(7)	(2)	(62)	(2)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(66)	55	86	182	56	(66)	56
Income (loss) from continuing operations, net of income tax	776	587	362	247	428	776	428
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	776	587	362	247	428	776	428
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	776	587	362	247	428	776	428
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$776	$587	$362	$247	$428	$776	$428

Total Operating Premiums, Fees and Other Revenues	$3,236	$3,262	$3,276	$3,376	$3,104	$3,236	$3,104

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$1,494	$1,522	$1,521	$1,624	$1,505	$1,494	$1,505
Universal life and investment-type product policy fees	392	384	395	402	384	392	384
Net investment income	1,245	1,275	1,225	1,189	1,164	1,245	1,164
Other revenues	144	153	139	123	120	144	120
Total operating revenues	3,275	3,334	3,280	3,338	3,173	3,275	3,173

Operating expenses
Policyholder benefits and claims and policyholder dividends	2,070	2,016	2,081	2,128	2,050	2,070	2,050
Interest credited to policyholder account balances	227	230	234	239	230	227	230
Capitalization of DAC	(158)	(159)	(165)	(164)	(148)	(158)	(148)
Amortization of DAC and VOBA	210	205	237	202	199	210	199
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	(1)	(1)	1	1	(1)	1
Other expenses	632	634	626	648	592	632	592
Total operating expenses	2,980	2,925	3,012	3,054	2,924	2,980	2,924
Operating earnings before provision for income tax	295	409	268	284	249	295	249
Provision for income tax expense (benefit)	92	131	85	89	77	92	77
Operating earnings	203	278	183	195	172	203	172
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$203	$278	$183	$195	$172	$203	$172

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$203	$278	$183	$195	$172	$203	$172
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	1	19	42	(89)	(57)	1	(57)
Net derivative gains (losses)	186	(110)	145	27	28	186	28
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	(1)	1	(1)	-	-	-
Net investment income	(60)	(59)	(58)	(60)	(53)	(60)	(53)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	17	(10)	(13)	-	-	17	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(19)	24	(68)	9	25	(19)	25
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(44)	48	(17)	40	20	(44)	20
Income (loss) from continuing operations, net of income tax	284	189	215	121	135	284	135
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	284	189	215	121	135	284	135
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	284	189	215	121	135	284	135
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$284	$189	$215	$121	$135	$284	$135

Total Operating Premiums, Fees and Other Revenues	$2,030	$2,059	$2,055	$2,149	$2,009	$2,030	$2,009

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$255	$225	$285	$302	$235	$255	$235
Universal life and investment-type product policy fees	844	868	834	814	765	844	765
Net investment income	735	728	705	712	716	735	716
Other revenues	107	110	102	111	95	107	95
Total operating revenues	1,941	1,931	1,926	1,939	1,811	1,941	1,811

Operating expenses
Policyholder benefits and claims and policyholder dividends	379	357	526	438	408	379	408
Interest credited to policyholder account balances	315	321	316	316	292	315	292
Capitalization of DAC	(89)	(98)	(101)	(114)	(107)	(89)	(107)
Amortization of DAC and VOBA	165	195	195	152	174	165	174
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	1	-	1
Other expenses	544	586	571	614	557	544	557
Total operating expenses	1,314	1,362	1,507	1,406	1,325	1,314	1,325
Operating earnings before provision for income tax	627	569	419	533	486	627	486
Provision for income tax expense (benefit)	177	157	79	146	126	177	126
Operating earnings	450	412	340	387	360	450	360
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$450	$412	$340	$387	$360	$450	$360

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$450	$412	$340	$387	$360	$450	$360
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	67	(10)	28	(23)	(60)	67	(60)
Net derivative gains (losses)	127	15	(427)	(122)	(39)	127	(39)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	94	95	96	96	95	94	95
Net investment income	(68)	(46)	(50)	(54)	(56)	(68)	(56)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(113)	(150)	149	(284)	(16)	(113)	(16)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(43)	75	(92)	(16)	(27)	(43)	(27)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(22)	7	103	142	36	(22)	36
Income (loss) from continuing operations, net of income tax	492	398	147	126	293	492	293
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	492	398	147	126	293	492	293
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	492	398	147	126	293	492	293
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$492	$398	$147	$126	$293	$492	$293

Total Operating Premiums, Fees and Other Revenues	$1,206	$1,203	$1,221	$1,227	$1,095	$1,206	$1,095

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$86,756	$87,073	$87,302	$87,721	$88,162

Premiums and deposits (2), (3)	2,005	1,983	1,959	2,064	2,010
Surrenders and withdrawals	(727)	(758)	(756)	(720)	(752)
Benefit payments	(905)	(764)	(800)	(744)	(877)

Net Flows	373	461	403	600	381

Net transfers from (to) separate account	27	19	26	20	25
Interest	839	852	858	867	834
Policy charges	(487)	(489)	(494)	(501)	(502)
Other	(435)	(614)	(374)	(545)	(389)

Balance, end of period	$87,073	$87,302	$87,721	$88,162	$88,511

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$47,601	$47,780	$47,460	$50,137	$49,527
Premiums and deposits (2), (3)	805	909	1,123	1,177	1,320
Surrenders and withdrawals	(946)	(851)	(766)	(1,199)	(1,046)
Benefit payments	(428)	(425)	(448)	(424)	(432)

Net Flows	(569)	(367)	(91)	(446)	(158)
Net transfers from (to) separate account	9	51	224	(57)	131
Interest	383	391	386	387	364
Policy charges	(13)	(14)	(12)	(11)	(13)
Other	369	(381)	2,170	(483)	1,050

Balance, end of period	$47,780	$47,460	$50,137	$49,527	$50,901

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$10,173	$10,354	$10,258	$9,434	$9,718
Premiums and deposits (3)	160	160	153	152	153
Surrenders and withdrawals	(109)	(112)	(108)	(95)	(99)
Benefit payments	(12)	(17)	(45)	(12)	(14)

Net Flows	39	31	-	45	40
Investment performance	301	27	(668)	393	(19)
Net transfers from (to) general account	(27)	(19)	(26)	(20)	(25)
Policy charges	(132)	(132)	(130)	(132)	(132)
Other	-	(3)	-	(2)	(2)

Balance, end of period	$10,354	$10,258	$9,434	$9,718	$9,580

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$161,553	$163,288	$159,999	$147,986	$150,064

Premiums and deposits (3)	1,384	1,626	1,503	1,542	1,307
Surrenders and withdrawals	(2,770)	(2,934)	(2,617)	(2,523)	(2,188)
Benefit payments	(347)	(335)	(341)	(299)	(327)

Net Flows	(1,733)	(1,643)	(1,455)	(1,280)	(1,208)
Investment performance	4,348	(663)	(9,408)	4,185	986
Net transfers from (to) general account	(9)	(51)	(224)	57	(131)
Policy charges	(870)	(933)	(927)	(885)	(815)
Other	(1)	1	1	1	-

Balance, end of period	$163,288	$159,999	$147,986	$150,064	$148,896

(1)          All of the retail property & casualty activity is reflected within the “Other” category.

(2)          Includes premiums and deposits directed to the general account investment option of variable products.

(3)          Includes company-sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Direct and allocated expenses	$452	$465	$462	$509	$436
Pension and post-retirement benefit costs	45	50	49	50	51
Premium taxes, other taxes, and licenses & fees	42	54	47	47	51
Total fixed operating expenses	$539	$569	$558	$606	$538
Commissions and other variable expenses	637	651	639	656	611
Total other expenses	$1,176	$1,220	$1,197	$1,262	$1,149

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Life Sales
Term Life	$22	$24	$24	$24	$21
Whole Life	38	38	39	39	34
Variable Life	8	7	6	7	5
Universal Life	11	14	14	15	15
Total life sales	$79	$83	$83	$85	$75

Annuity Sales (1)
Fixed and indexed annuity sales	$430	$511	$667	$730	$721
Variable annuity sales	1,608	1,865	1,769	1,810	1,601
Total annuity sales	$2,038	$2,376	$2,436	$2,540	$2,322

Annuity Separate Accounts and General Accounts
Separate Accounts
Total variable annuity separate accounts	$1,346	$1,570	$1,427	$1,467	$1,243
General Accounts
Fixed and indexed annuity	430	511	667	730	721
Variable annuity	262	295	342	343	358
Total general accounts	692	806	1,009	1,073	1,079
Total annuity premiums and deposits	$2,038	$2,376	$2,436	$2,540	$2,322
(1) Statutory premiums direct and assumed, excluding company-sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Investment income yield excluding variable investment income	6.01%	6.29%	6.13%	6.11%	5.73%
Variable investment income yield	0.32%	0.39%	0.18%	(0.29)%	(0.05)%
Total investment income yield	6.33%	6.68%	6.31%	5.82%	5.68%
Average crediting rate	4.53%	4.53%	4.52%	4.63%	4.50%
Annualized general account spread	1.80%	2.15%	1.79%	1.19%	1.18%

Annualized general account spread excluding variable investment income yield	1.48%	1.76%	1.61%	1.48%	1.23%

ANNUITIES (2)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Investment income yield excluding variable investment income	5.72%	5.48%	5.38%	5.46%	5.23%
Variable investment income yield	0.22%	0.37%	0.19%	0.07%	0.15%
Total investment income yield	5.94%	5.85%	5.57%	5.53%	5.38%
Average crediting rate	3.48%	3.51%	3.41%	3.45%	3.24%
Annualized general account spread	2.46%	2.34%	2.16%	2.08%	2.14%

Annualized general account spread excluding variable investment income yield	2.24%	1.97%	1.97%	2.01%	1.99%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Life (3)
Operating premiums, fees and other revenues	$1,370	$1,386	$1,396	$1,504	$1,376
Interest adjusted benefit ratio	59.3%	53.0%	57.4%	54.9%	54.8%

Lapse Ratio (4)
Traditional life	5.8%	5.6%	5.4%	5.3%	5.1%
Variable & universal life	3.8%	3.6%	3.6%	3.7%	3.8%
Fixed annuity	9.8%	9.9%	9.8%	8.5%	9.3%
Variable annuity	7.0%	7.0%	7.0%	6.8%	6.6%

Retail Property & Casualty
Operating premiums, fees and other revenues	$445	$448	$448	$445	$439
Combined ratio including catastrophes	89.3%	100.1%	90.9%	96.1%	100.4%
Combined ratio excluding catastrophes	79.4%	80.2%	84.0%	89.4%	86.3%

(1)          Represents the general account spread for variable & universal life, a component of Life & Other.

(2)          Represents the general account spread for deferred and payout annuities.

(3)          Represents traditional life and variable & universal life, components of Life & Other.

(4)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$4,117	$4,104	$4,092	$4,045	$4,294	$4,117	$4,294
Universal life and investment-type product policy fees	188	183	188	181	185	188	185
Net investment income	478	481	485	454	447	478	447
Other revenues	113	114	113	111	131	113	131
Total operating revenues	4,896	4,882	4,878	4,791	5,057	4,896	5,057

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,835	3,805	3,805	3,725	4,034	3,835	4,034
Interest credited to policyholder account balances	37	38	39	37	37	37	37
Capitalization of DAC	(36)	(36)	(41)	(38)	(36)	(36)	(36)
Amortization of DAC and VOBA	41	39	40	44	40	41	40
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	664	681	666	692	712	664	712
Total operating expenses	4,541	4,527	4,509	4,460	4,787	4,541	4,787
Operating earnings before provision for income tax	355	355	369	331	270	355	270
Provision for income tax expense (benefit)	127	124	131	117	96	127	96
Operating earnings	228	231	238	214	174	228	174
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$228	$231	$238	$214	$174	$228	$174

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$228	$231	$238	$214	$174	$228	$174
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	8	11	(55)	(39)	3	(39)
Net derivative gains (losses)	205	(264)	259	(23)	291	205	291
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(42)	(41)	(42)	(46)	(45)	(42)	(45)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(58)	104	(80)	43	(72)	(58)	(72)
Income (loss) from continuing operations, net of income tax	336	38	386	133	309	336	309
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	336	38	386	133	309	336	309
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	336	38	386	133	309	336	309
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$336	$38	$386	$133	$309	$336	$309

Total Operating Premiums, Fees and Other Revenues	$4,418	$4,401	$4,393	$4,337	$4,610	$4,418	$4,610

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$26,938	$27,293	$27,348	$27,541	$27,707
Premiums and deposits	4,553	4,572	4,510	4,423	4,696
Surrenders and withdrawals	(624)	(689)	(673)	(607)	(583)
Benefit payments	(3,378)	(3,450)	(3,393)	(3,324)	(3,595)

Net Flows	551	433	444	492	518

Net transfers from (to) separate account	-	-	-	-	-
Interest	224	229	233	238	234
Policy charges	(139)	(140)	(138)	(141)	(144)
Other	(281)	(467)	(346)	(423)	(359)

Balance, end of period	$27,293	$27,348	$27,541	$27,707	$27,956

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$669	$677	$674	$614	$638
Premiums and deposits	57	54	55	55	55
Surrenders and withdrawals	(19)	(11)	(16)	(12)	(14)
Benefit payments	-	(1)	(1)	(1)	(1)

Net Flows	38	42	38	42	40

Investment performance	18	4	(48)	31	(4)
Net transfers from (to) general account	-	-	-	-	-
Policy charges	(46)	(46)	(47)	(47)	(47)
Other	(2)	(3)	(3)	(2)	(2)

Balance, end of period	$677	$674	$614	$638	$625
(1) All of the group property & casualty activity is reflected within the “Other” category.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Direct and allocated expenses	$384	$391	$383	$410	$400
Pension and post-retirement benefit costs	18	20	20	21	22
Premium taxes, other taxes, and licenses & fees	81	88	81	81	89
Total fixed operating expenses	$483	$499	$484	$512	$511
Commissions and other variable expenses	181	182	182	180	201
Total other expenses	$664	$681	$666	$692	$712

SPREAD (1)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Investment income yield excluding variable investment income	5.61%	5.57%	5.47%	5.43%	5.41%
Variable investment income yield	0.31%	0.35%	0.52%	0.08%	0.19%
Total investment income yield	5.92%	5.92%	5.99%	5.51%	5.60%
Average crediting rate	3.41%	3.36%	3.35%	3.38%	3.39%
Annualized general account spread	2.51%	2.56%	2.64%	2.13%	2.21%

Annualized general account spread excluding variable investment income yield	2.20%	2.21%	2.12%	2.05%	2.02%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Group Life (2)
Operating premiums, fees and other revenues	$1,583	$1,531	$1,521	$1,515	$1,590
Mortality ratio	90.7%	86.1%	86.1%	86.8%	85.9%

Group Non-Medical Health (3)
Operating premiums, fees and other revenues	$1,708	$1,656	$1,662	$1,678	$1,776
Interest adjusted loss ratio (4)	77.0%	80.5%	80.7%	77.7%	83.2%

Group Property & Casualty (5)
Operating premiums, fees and other revenues	$383	$390	$398	$403	$413
Combined ratio including catastrophes	101.2%	96.0%	97.7%	99.8%	102.9%
Combined ratio excluding catastrophes	89.7%	85.5%	92.7%	96.4%	93.0%

(1)          Excludes group property & casualty.

(2)          Excludes certain experience-rated contracts and includes accidental death and dismemberment.

(3)          Includes dental, disability, LTC, critical illness, vision and other health.

(4)          Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The products within Group Non-Medical Health with interest credited on future policyholder benefits are LTC and disability.

(5)          Excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$418	$319	$1,555	$727	$358	$418	$358
Universal life and investment-type product policy fees	54	59	55	91	80	54	80
Net investment income	1,430	1,526	1,391	1,363	1,342	1,430	1,342
Other revenues	71	77	70	68	70	71	70
Total operating revenues	1,973	1,981	3,071	2,249	1,850	1,973	1,850

Operating expenses
Policyholder benefits and claims and policyholder dividends	991	933	2,154	1,369	962	991	962
Interest credited to policyholder account balances	293	294	295	302	310	293	310
Capitalization of DAC	(6)	(4)	(1)	(8)	-	(6)	-
Amortization of DAC and VOBA	5	6	6	4	5	5	5
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	1	1	1	-	2	1	2
Other expenses	124	130	113	145	120	124	120
Total operating expenses	1,408	1,360	2,568	1,812	1,399	1,408	1,399
Operating earnings before provision for income tax	565	621	503	437	451	565	451
Provision for income tax expense (benefit)	196	215	177	151	156	196	156
Operating earnings	369	406	326	286	295	369	295
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$369	$406	$326	$286	$295	$369	$295

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$369	$406	$326	$286	$295	$369	$295
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	205	(31)	139	2	(93)	205	(93)
Net derivative gains (losses)	80	(134)	127	(56)	85	80	85
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(27)	(24)	(25)	(29)	(46)	(27)	(46)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(10)	39	(11)	3	(28)	(10)	(28)
Interest credited to policyholder account balances	(2)	(2)	(1)	(2)	(1)	(2)	(1)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(86)	53	(79)	28	29	(86)	29
Income (loss) from continuing operations, net of income tax	529	307	476	232	241	529	241
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	529	307	476	232	241	529	241
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	529	307	476	232	241	529	241
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$529	$307	$476	$232	$241	$529	$241

Total Operating Premiums, Fees and Other Revenues	$543	$455	$1,680	$886	$508	$543	$508

AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$115,295	$116,067	$112,858	$110,904	$112,048

Premiums and deposits	17,434	16,963	21,217	18,960	13,927
Surrenders and withdrawals	(16,497)	(18,124)	(21,937)	(17,483)	(14,781)
Benefit payments	(915)	(951)	(972)	(939)	(971)

Net Flows	22	(2,112)	(1,692)	538	(1,825)

Net transfers from (to) separate account	(8)	(11)	(25)	(4)	(9)
Interest	952	951	955	967	966
Policy charges	(30)	(34)	(32)	(9)	(31)
Other	(164)	(2,003)	(1,160)	(348)	1,769

Balance, end of period	$116,067	$112,858	$110,904	$112,048	$112,918

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Balance, beginning of period	$81,150	$86,091	$85,253	$82,608	$82,157
Premiums and deposits	1,731	1,074	1,239	2,588	1,997
Surrenders and withdrawals	(1,527)	(1,496)	(1,458)	(1,390)	(1,269)
Benefit payments	(13)	(20)	(13)	(28)	(21)

Net Flows	191	(442)	(232)	1,170	707
Investment performance	1,326	(1,036)	(67)	133	2,008
Net transfers from (to) general account	8	11	25	4	9
Policy charges	(81)	(86)	(83)	(106)	(103)
Other	3,497	715	(2,288)	(1,652)	490

Balance, end of period	$86,091	$85,253	$82,608	$82,157	$85,268

AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Direct and allocated expenses	$77	$78	$69	$72	$74
Pension and post-retirement benefit costs	6	7	7	7	6
Premium taxes, other taxes, and licenses & fees	2	6	2	23	4
Total fixed operating expenses	$85	$91	$78	$102	$84
Commissions and other variable expenses	39	39	35	43	36
Total other expenses	$124	$130	$113	$145	$120

SPREAD
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Investment income yield excluding variable investment income	4.60%	4.81%	4.50%	4.53%	4.58%
Variable investment income yield	0.34%	0.50%	0.32%	0.20%	0.08%
Total investment income yield	4.94%	5.31%	4.82%	4.73%	4.66%
Average crediting rate	3.28%	3.27%	3.33%	3.35%	3.40%
Annualized general account spread	1.66%	2.04%	1.49%	1.38%	1.26%

Annualized general account spread excluding variable investment income yield	1.32%	1.54%	1.17%	1.18%	1.18%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$699	$783	$668	$741	$691	$699	$691
Universal life and investment-type product policy fees	294	301	261	260	268	294	268
Net investment income	218	283	279	267	257	218	257
Other revenues	10	7	11	14	7	10	7
Total operating revenues	1,221	1,374	1,219	1,282	1,223	1,221	1,223
Operating expenses
Policyholder benefits and claims and policyholder dividends	581	744	630	670	617	581	617
Interest credited to policyholder account balances	86	89	88	86	80	86	80
Capitalization of DAC	(111)	(100)	(105)	(110)	(97)	(111)	(97)
Amortization of DAC and VOBA	78	86	57	82	73	78	73
Amortization of negative VOBA	-	(1)	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	425	419	410	412	371	425	371
Total operating expenses	1,059	1,237	1,080	1,140	1,044	1,059	1,044
Operating earnings before provision for income tax	162	137	139	142	179	162	179
Provision for income tax expense (benefit)	31	21	(37)	(8)	42	31	42
Operating earnings	131	116	176	150	137	131	137
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$131	$116	$176	$150	$137	$131	$137

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$131	$116	$176	$150	$137	$131	$137
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(2)	-	9	75	(22)	(2)	(22)
Net derivative gains (losses)	(21)	(15)	(108)	9	84	(21)	84
Premiums	-	(1)	(1)	(1)	-	-	-
Universal life and investment-type product policy fees	2	1	2	2	-	2	-
Net investment income	12	4	(12)	4	16	12	16
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	6	(15)	(23)	(10)	(43)	6	(43)
Interest credited to policyholder account balances	(18)	(16)	(1)	(19)	(25)	(18)	(25)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	3	3	3	3	2	3	2
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	5	9	33	(109)	(21)	5	(21)
Income (loss) from continuing operations, net of income tax	118	86	78	104	128	118	128
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	118	86	78	104	128	118	128
Less: Net income (loss) attributable to noncontrolling interests	3	3	4	1	1	3	1
Net income (loss) attributable to MetLife, Inc.	115	83	74	103	127	115	127
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$115	$83	$74	$103	$127	$115	$127

Total Operating Premiums, Fees and Other Revenues	$1,003	$1,091	$940	$1,015	$966	$1,003	$966

AMERICAS LATIN AMERICA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Direct and allocated expenses	$156	$165	$148	$168	$142
Pension and post-retirement benefit costs	2	-	1	1	1
Premium taxes, other taxes, and licenses & fees	18	20	19	19	18
Total fixed operating expenses	$176	$185	$168	$188	$161
Commissions and other variable expenses	249	234	242	224	210
Total other expenses	$425	$419	$410	$412	$371

Total other expenses on a constant currency basis	$361	$359	$375	$387	$371

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Mexico	$109	$96	$115	$128	$105
Chile	50	60	56	59	59
All other	95	93	80	79	90
Total sales	$254	$249	$251	$266	$254

LATIN AMERICA EXCLUDING U.S. DIRECT BUSINESS - OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Operating premiums, fees and other revenues	$937	$1,014	$857	$931	$876
Total other expenses	$358	$364	$348	$359	$310
Operating earnings available to common shareholders	$149	$136	$183	$157	$151
Net income (loss) available to MetLife, Inc.’s common shareholders	$133	$103	$80	$111	$141
Operating premiums, fees and other revenues on a constant currency basis	$781	$861	$784	$881	$876
Total other expenses on a constant currency basis	$293	$303	$314	$334	$310
Operating earnings available to common shareholders on a constant currency basis	$122	$112	$171	$139	$151
Total sales on a constant currency basis	$215	$202	$222	$244	$222

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$1,752	$1,809	$1,736	$1,640	$1,658	$1,752	$1,658
Universal life and investment-type product policy fees	397	400	382	363	350	397	350
Net investment income	684	679	670	642	618	684	618
Other revenues	28	28	26	23	17	28	17
Total operating revenues	2,861	2,916	2,814	2,668	2,643	2,861	2,643

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,340	1,375	1,331	1,229	1,236	1,340	1,236
Interest credited to policyholder account balances	337	328	327	317	319	337	319
Capitalization of DAC	(435)	(398)	(435)	(452)	(385)	(435)	(385)
Amortization of DAC and VOBA	326	336	309	285	286	326	286
Amortization of negative VOBA	(86)	(78)	(77)	(68)	(64)	(86)	(64)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	904	869	896	942	851	904	851
Total operating expenses	2,386	2,432	2,351	2,253	2,243	2,386	2,243
Operating earnings before provision for income tax	475	484	463	415	400	475	400
Provision for income tax expense (benefit)	148	59	125	125	95	148	95
Operating earnings	327	425	338	290	305	327	305
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$327	$425	$338	$290	$305	$327	$305

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$327	$425	$338	$290	$305	$327	$305
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	68	57	325	51	223	68	223
Net derivative gains (losses)	18	9	107	(67)	411	18	411
Premiums	-	-	-	-	426	-	426
Universal life and investment-type product policy fees	6	4	2	-	92	6	92
Net investment income	129	173	(194)	76	(39)	129	(39)
Other revenues	(8)	(9)	(11)	(9)	-	(8)	-
Policyholder benefits and claims and policyholder dividends	(49)	(44)	(10)	(9)	(322)	(49)	(322)
Interest credited to policyholder account balances	(131)	(175)	187	(78)	78	(131)	78
Capitalization of DAC	-	-	-	-	105	-	105
Amortization of DAC and VOBA	(12)	5	(2)	-	(112)	(12)	(112)
Amortization of negative VOBA	10	9	8	8	32	10	32
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	(1)	5	(193)	-	(193)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(10)	111	(94)	(28)	(143)	(10)	(143)
Income (loss) from continuing operations, net of income tax	348	565	655	239	863	348	863
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	348	565	655	239	863	348	863
Less: Net income (loss) attributable to noncontrolling interests	-	1	(3)	6	-	-	-
Net income (loss) attributable to MetLife, Inc.	348	564	658	233	863	348	863
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$348	$564	$658	$233	$863	$348	$863

Total Operating Premiums, Fees and Other Revenues	$2,177	$2,237	$2,144	$2,026	$2,025	$2,177	$2,025

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Total operating premiums, fees and other revenues	$2,177	$2,237	$2,144	$2,026	$2,025

Total operating premiums, fees and other revenues on a constant currency basis	$2,175	$2,257	$2,231	$2,081	$2,025
Less: India operating premiums, fees and other revenues on a constant currency basis (1)	84	55	75	75	-
Total operating premiums, fees and other revenues excluding India on a constant currency basis	2,091	2,202	2,156	2,006	2,025
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (2), (3)	141	139	141	157	164
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,232	$2,341	$2,297	$2,163	$2,189

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Direct and allocated expenses	$299	$320	$314	$339	$305
Pension and post-retirement benefit costs	19	17	17	18	18
Premium taxes, other taxes, and licenses & fees	36	37	55	34	35
Total fixed operating expenses	$354	$374	$386	$391	$358
Commissions and other variable expenses	550	495	510	551	493
Total other expenses	$904	$869	$896	$942	$851

Total other expenses on a constant currency basis	$905	$877	$933	$965	$851
Less: India other expenses on a constant currency basis (1)	35	31	31	40	-
Total other expenses excluding India on a constant currency basis	870	846	902	925	851
Add: Operating joint ventures other expenses on a constant currency basis (2), (3)	55	58	57	67	59
Total other expenses including operating joint ventures on a constant currency basis	$925	$904	$959	$992	$910

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Japan:
Life	$177	$207	$190	$185	$171
Accident & Health	116	123	109	100	82
Annuities	67	65	86	87	102
Other	4	6	5	5	4
Total Japan	364	401	390	377	359
Other Asia	224	178	217	226	171
Total sales	$588	$579	$607	$603	$530

(1)          Effective January 1, 2016, the results from our operating joint venture in India are no longer consolidated and, therefore, we do not report India’s results on the premiums, universal life and investment-type product policy fees, other revenues and other expenses lines on the statement of operating earnings available to common shareholders. The removal of India’s results from prior years’ operating premiums, universal life and investment-type product policy fees, other revenues and other expenses provides comparability between periods.

(2)          Operating premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)          Includes MetLife, Inc.‘s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$508	$525	$501	$502	$500	$508	$500
Universal life and investment-type product policy fees	102	114	106	102	95	102	95
Net investment income	83	84	82	77	80	83	80
Other revenues	10	19	11	21	20	10	20
Total operating revenues	703	742	700	702	695	703	695

Operating expenses
Policyholder benefits and claims and policyholder dividends	239	265	233	251	261	239	261
Interest credited to policyholder account balances	30	34	27	29	29	30	29
Capitalization of DAC	(133)	(132)	(107)	(100)	(101)	(133)	(101)
Amortization of DAC and VOBA	128	133	127	109	102	128	102
Amortization of negative VOBA	(4)	(4)	(5)	(3)	(3)	(4)	(3)
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	362	389	352	366	333	362	333
Total operating expenses	622	685	627	652	621	622	621
Operating earnings before provision for income tax	81	57	73	50	74	81	74
Provision for income tax expense (benefit)	11	7	7	(4)	11	11	11
Operating earnings	70	50	66	54	63	70	63
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$70	$50	$66	$54	$63	$70	$63

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$70	$50	$66	$54	$63	$70	$63
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	5	14	5	8	3	8
Net derivative gains (losses)	1	13	7	19	(1)	1	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(2)	-	(2)	(1)	6	(2)	6
Net investment income	531	(249)	(513)	252	82	531	82
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	9	-	9
Interest credited to policyholder account balances	(513)	237	499	(241)	(77)	(513)	(77)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	2	-	2	1	-	2	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	-	-	(1)	(2)	1	(2)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(26)	7	12	(15)	(14)	(26)	(14)
Income (loss) from continuing operations, net of income tax	67	63	85	73	74	67	74
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	67	63	85	73	74	67	74
Less: Net income (loss) attributable to noncontrolling interests	2	(1)	3	-	1	2	1
Net income (loss) attributable to MetLife, Inc.	65	64	82	73	73	65	73
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$65	$64	$82	$73	$73	$65	$73

Total Operating Premiums, Fees and Other Revenues	$620	$658	$618	$625	$615	$620	$615

EMEA OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Direct and allocated expenses	$158	$178	$190	$192	$157
Pension and post-retirement benefit costs	2	1	2	1	1
Premium taxes, other taxes, and licenses & fees	3	2	4	-	5
Total fixed operating expenses	$163	$181	$196	$193	$163
Commissions and other variable expenses	199	208	156	173	170
Total other expenses	$362	$389	$352	$366	$333

Total other expenses on a constant currency basis	$351	$376	$343	$363	$333

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Total sales	$259	$244	$219	$229	$268

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Operating revenues
Premiums	$10	$26	$18	$25	$26	$10	$26
Universal life and investment-type product policy fees	23	26	26	24	24	23	24
Net investment income	109	129	12	69	82	109	82
Other revenues	20	19	23	24	27	20	27
Total operating revenues	162	200	79	142	159	162	159

Operating expenses
Policyholder benefits and claims and policyholder dividends	12	8	20	25	25	12	25
Interest credited to policyholder account balances	6	8	5	4	4	6	4
Capitalization of DAC	-	-	-	(1)	(2)	-	(2)
Amortization of DAC and VOBA	-	1	-	(1)	2	-	2
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	297	306	294	301	308	297	308
Other expenses (1)	145	174	492	179	174	145	174
Total operating expenses	460	497	811	507	511	460	511
Operating earnings before provision for income tax	(298)	(297)	(732)	(365)	(352)	(298)	(352)
Provision for income tax expense (benefit) (1)	(188)	(175)	224	(214)	(181)	(188)	(181)
Operating earnings	(110)	(122)	(956)	(151)	(171)	(110)	(171)
Preferred stock dividends	30	31	6	49	6	30	6
Operating earnings available to common shareholders	$(140)	$(153)	$(962)	$(200)	$(177)	$(140)	$(177)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(110)	$(122)	$(956)	$(151)	$(171)	$(110)	$(171)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(59)	(181)	(186)	96	55	(59)	55
Net derivative gains (losses)	225	(426)	375	(143)	476	225	476
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	4	4	4	(2)	(6)	4	(6)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(1)	(1)	(8)	2	-	(1)	-
Other expenses	(9)	(7)	(21)	4	(62)	(9)	(62)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(61)	206	(52)	8	(132)	(61)	(132)
Income (loss) from continuing operations, net of income tax	(11)	(527)	(844)	(186)	160	(11)	160
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(11)	(527)	(844)	(186)	160	(11)	160
Less: Net income (loss) attributable to noncontrolling interests	-	1	(9)	1	-	-	-
Net income (loss) attributable to MetLife, Inc.	(11)	(528)	(835)	(187)	160	(11)	160
Less: Preferred stock dividends	30	31	6	49	6	30	6
Preferred stock repurchase premium	-	42	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(41)	$(601)	$(841)	$(236)	$154	$(41)	$154

Total Operating Premiums, Fees and Other Revenues	$53	$71	$67	$73	$77	$53	$77

(1)        The three months ended September 30, 2015 includes a non-cash charge of $792 million, net of tax, related to an uncertain tax position comprised of a $557 million charge included in provision for income tax expense (benefit) and a $362 million charge, $235 million net of tax, included in other expenses. See notable items on pages A-2 and A-3.

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Other business activities	$12	$12	$5	$10	$8	$12	$8
Other net investment income	71	83	16	45	53	71	53
Interest expense on debt	(193)	(199)	(191)	(196)	(200)	(193)	(200)
Preferred stock dividends	(30)	(31)	(6)	(49)	(6)	(30)	(6)
Acquisition costs	-	-	-	-	-	-	-
Corporate initiatives and projects	(39)	(58)	(45)	(52)	(28)	(39)	(28)
Incremental tax benefit (expense)	84	71	(480)	86	58	84	58
Other	(45)	(31)	(261)	(44)	(62)	(45)	(62)
Operating earnings available to common shareholders	$(140)	$(153)	$(962)	$(200)	$(177)	$(140)	$(177)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Fixed Maturity Securities
Yield (1)	4.64%	4.79%	4.55%	4.55%	4.43%
Investment income (2), (3), (4)	$3,569	$3,665	$3,467	$3,500	$3,628
Investment gains (losses) (3)	133	115	88	(222)	20
Ending carrying value (2), (3)	367,640	352,610	352,856	352,433	373,082
Mortgage Loans
Yield (1)	4.80%	5.10%	4.95%	5.03%	4.68%
Investment income (3), (4)	730	801	785	819	807
Investment gains (losses) (3)	(43)	(9)	(26)	(27)	(64)
Ending carrying value (3)	62,137	63,744	63,349	66,930	68,482
Real Estate and Real Estate Joint Ventures
Yield (1)	3.10%	7.40%	3.99%	5.11%	3.39%
Investment income (3)	81	189	101	117	76
Investment gains (losses) (3)	27	(33)	263	274	2
Ending carrying value	10,310	10,207	9,923	8,433	8,733
Policy Loans
Yield (1)	5.24%	5.22%	5.09%	5.37%	5.19%
Investment income	152	151	147	153	149
Ending carrying value	11,606	11,575	11,549	11,258	11,257
Equity Securities
Yield (1)	4.01%	4.58%	4.66%	5.62%	5.02%
Investment income	31	35	36	42	37
Investment gains (losses)	8	8	7	(2)	(45)
Ending carrying value	3,713	3,677	3,399	3,321	3,374
Other Limited Partnership Interests
Yield (1)	10.62%	12.38%	10.82%	(0.65)%	2.71%
Investment income	215	250	216	(12)	46
Investment gains (losses)	16	(9)	(59)	(15)	(27)
Ending carrying value	8,074	8,099	7,901	7,096	7,022
Cash and Short-term Investments
Yield (1)	1.00%	1.05%	0.74%	1.40%	0.99%
Investment income	33	33	23	40	25
Investment gains (losses)	6	(12)	-	3	(7)
Ending carrying value	22,257	22,668	25,173	22,051	24,910
Other Invested Assets (1)
Investment income	327	223	225	278	271
Investment gains (losses) (3)	18	(19)	15	(21)	(6)
Ending carrying value	23,763	20,409	23,356	22,524	27,095
Total Investments
Investment income yield (1)	4.89%	5.08%	4.76%	4.68%	4.55%
Investment fees and expenses yield	(0.15)%	(0.15)%	(0.14)%	(0.16)%	(0.16)%
Net Investment Income Yield (1), (3)	4.74%	4.93%	4.62%	4.52%	4.39%
Investment income	$5,138	$5,347	$5,000	$4,937	$5,039
Investment fees and expenses	(156)	(162)	(151)	(164)	(167)
Net investment income including Divested businesses and Lag elimination	4,982	5,185	4,849	4,773	4,872
Less: Net investment income from Divested businesses and Lag elimination	-	-	-	-	166
Net Investment Income (3)	$4,982	$5,185	$4,849	$4,773	$4,706
Ending Carrying Value (3)	$509,500	$492,989	$497,506	$494,046	$523,955
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$165	$41	$288	$(10)	$(127)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	-	-	(3)
Investment Portfolio Gains (Losses) (3)	$165	$41	$288	$(10)	$(124)
Gross investment gains	$445	$419	$708	$611	$481
Gross investment losses	(236)	(261)	(366)	(491)	(383)
Writedowns	(44)	(117)	(54)	(130)	(222)
Investment Portfolio Gains (Losses) (3)	165	41	288	(10)	(124)
Investment portfolio gains (losses) income tax (expense) benefit	(52)	103	(53)	(114)	111
Investment Portfolio Gains (Losses), Net of Income Tax	$113	$144	$235	$(124)	$(13)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$611	$(1,103)	$279	$(569)	$1,109
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	-	-	149
Derivative gains (losses) (3)	611	(1,103)	279	(569)	960
Derivative gains (losses) income tax (expense) benefit	(217)	382	(110)	194	(326)
Derivative Gains (Losses), Net of Income Tax	$394	$(721)	$169	$(375)	$634

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-10 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,365 million, $1,257 million, $1,278 million, $1,031 million and $1,101 million in ending carrying value, and $37 million, $2 million, ($35) million, $17 million and $6 million of investment income related to fair value option and trading securities at or for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,091 million, $15,189 million, $14,069 million, $13,981 million and $13,882 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $15 million, $14 million, $14 million, $12 million and $10 million and mortgage loans of $272 million, $266 million, $204 million, $172 million and $169 million and cash and short-term investments of $0, $0, $0, $0, and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$165	$41	$288	$(10)	$(127)
Operating joint venture adjustments	(1)	4	3	(2)	(5)
Net investment gains (losses) related to CSEs	(2)	2	(3)	-	2
Other gains (losses) reported in net investment gains (losses) on GAAP basis	124	(180)	94	74	145
Net investment gains (losses) - GAAP basis	$286	$(133)	$382	$62	$15

	For the Three Months Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$611	$(1,103)	$279	$(569)	$1,109
Investment hedge adjustments	200	180	194	202	221
Settlement of foreign currency earnings hedges	8	9	11	9	4
PAB hedge adjustments	2	2	1	2	1
Net derivative gains (losses) - GAAP basis	$821	$(912)	$485	$(356)	$1,335
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Fixed Maturity Securities
Yield (1)	4.64%	4.72%	4.66%	4.63%	4.43%
Investment income (2), (3), (4)	$3,569	$7,234	$10,701	$14,201	$3,628
Investment gains (losses) (3)	133	248	336	114	20
Ending carrying value (2), (3)	367,640	352,610	352,856	352,433	373,082
Mortgage Loans
Yield (1)	4.80%	4.95%	4.95%	4.97%	4.68%
Investment income (3), (4)	730	1,531	2,316	3,135	807
Investment gains (losses) (3)	(43)	(52)	(78)	(105)	(64)
Ending carrying value (3)	62,137	63,744	63,349	66,930	68,482
Real Estate and Real Estate Joint Ventures
Yield (1)	3.10%	5.23%	4.83%	4.89%	3.39%
Investment income (3)	81	270	371	488	76
Investment gains (losses) (3)	27	(6)	257	531	2
Ending carrying value	10,310	10,207	9,923	8,433	8,733
Policy Loans
Yield (1)	5.24%	5.23%	5.18%	5.23%	5.19%
Investment income	152	303	450	603	149
Ending carrying value	11,606	11,575	11,549	11,258	11,257
Equity Securities
Yield (1)	4.01%	4.30%	4.42%	4.71%	5.02%
Investment income	31	66	102	144	37
Investment gains (losses)	8	16	23	21	(45)
Ending carrying value	3,713	3,677	3,399	3,321	3,374
Other Limited Partnership Interests
Yield (1)	10.62%	11.50%	11.27%	8.45%	2.71%
Investment income	215	465	681	669	46
Investment gains (losses)	16	7	(52)	(67)	(27)
Ending carrying value	8,074	8,099	7,901	7,096	7,022
Cash and Short-term Investments
Yield (1)	1.00%	1.02%	0.93%	1.04%	0.99%
Investment income	33	66	89	129	25
Investment gains (losses)	6	(6)	(6)	(3)	(7)
Ending carrying value	22,257	22,668	25,173	22,051	24,910
Other Invested Assets (1)
Investment income	327	550	775	1,053	271
Investment gains (losses) (3)	18	(1)	14	(7)	(6)
Ending carrying value	23,763	20,409	23,356	22,524	27,095
Total Investments
Investment income yield (1)	4.89%	4.99%	4.91%	4.85%	4.55%
Investment fees and expenses yield	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.16)%
Net Investment Income Yield (1), (3)	4.74%	4.84%	4.76%	4.70%	4.39%
Investment income	$5,138	$10,485	$15,485	$20,422	$5,039
Investment fees and expenses	(156)	(318)	(469)	(633)	(167)
Net investment income including Divested businesses and Lag elimination	4,982	10,167	15,016	19,789	4,872
Less: Net investment income from Divested businesses and Lag elimination	-	-	-	-	166
Net Investment Income (3)	$4,982	$10,167	$15,016	$19,789	$4,706
Ending Carrying Value (3)	$509,500	$492,989	$497,506	$494,046	$523,955
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$165	$206	$494	$484	$(127)
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	-	-	-	-	(3)
Investment Portfolio Gains (Losses) (3)	$165	$206	$494	$484	$(124)
Gross investment gains	$445	$864	$1,572	$2,183	$481
Gross investment losses	(236)	(497)	(863)	(1,354)	(383)
Writedowns	(44)	(161)	(215)	(345)	(222)
Investment Portfolio Gains (Losses) (3)	165	206	494	484	(124)
Investment portfolio gains (losses) income tax (expense) benefit	(52)	51	(2)	(116)	111
Investment Portfolio Gains (Losses), Net of Income Tax	$113	$257	$492	$368	$(13)

Derivative Gains (Losses) including Divested businesses and Lag elimination	$611	$(492)	$(213)	$(782)	$1,109
Less: Derivative gains (losses) from Divested businesses and Lag elimination	-	-	-	-	149
Derivative gains (losses) (3)	611	(492)	(213)	(782)	960
Derivative gains (losses) income tax (expense) benefit	(217)	165	55	249	(326)
Derivative Gains (Losses), Net of Income Tax	$394	$(327)	$(158)	$(533)	$634

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page A-10 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $1,365 million, $1,257 million, $1,278 million, $1,031 million and $1,101 million in ending carrying value, and $37 million, $39 million, $4 million, $21 million and $6 million of investment income related to fair value option and trading securities at or for the year-to-date period ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $15,091 million, $15,189 million, $14,069 million, $13,981 million and $13,882 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $15 million, $14 million, $14 million, $12 million and $10 million, mortgage loans of $272 million, $266 million, $204 million, $172 million and $169 million and cash and short-term investments of $0, $0, $0, $0, and $1 million; C) Net investment income adjustments as presented on Page A-1; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Investment portfolio gains (losses) including Divested businesses and Lag elimination - in above yield table	$165	$206	$494	$484	$(127)
Operating joint venture adjustments	(1)	3	6	4	(5)
Net investment gains (losses) related to certain CSEs	(2)	-	(3)	(3)	2
Other gains (losses) reported in net investment gains (losses) on GAAP basis	124	(56)	38	112	145
Net investment gains (losses) - GAAP basis	$286	$153	$535	$597	$15

	For the Year-to-Date Period Ended
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$611	$(492)	$(213)	$(782)	$1,109
Investment hedge adjustments	200	380	574	776	221
Settlement of foreign currency earnings hedges	8	17	28	37	4
PAB hedge adjustments	2	4	5	7	1
Net derivative gains (losses) - GAAP basis	$821	$(91)	$394	$38	$1,335
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$1,683	76.2%	$3,044	86.8%	$3,510	80.3%	$4,127	75.8%	$2,850	77.1%
20% or more for less than six months	384	17.4%	190	5.4%	569	13.0%	954	17.5%	376	10.1%
20% or more for six months or greater	141	6.4%	275	7.8%	295	6.7%	364	6.7%	472	12.8%
Total Gross Unrealized Losses	$2,208	100.0%	$3,509	100.0%	$4,374	100.0%	$5,445	100.0%	$3,698	100.0%

Total Gross Unrealized Gains	$35,574		$26,029		$26,749		$23,883		$32,267

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$20	29.0%	$29	39.7%	$28	19.1%	$26	16.5%	$28	23.9%
20% or more for less than six months	20	29.0%	11	15.1%	84	57.1%	94	59.5%	40	34.2%
20% or more for six months or greater	29	42.0%	33	45.2%	35	23.8%	38	24.0%	49	41.9%
Total Gross Unrealized Losses	$69	100.0%	$73	100.0%	$147	100.0%	$158	100.0%	$117	100.0%

Total Gross Unrealized Gains	$649		$633		$450		$482		$481

(1)          MetLife’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$106,335	29.0%	$101,146	28.8%	$100,957	28.7%	$100,794	28.7%	$102,096	27.4%
U.S. government and agency securities		60,472	16.5%	57,538	16.4%	59,671	17.0%	61,646	17.5%	64,991	17.5%
Foreign corporate securities		60,494	16.5%	59,098	16.8%	58,404	16.6%	57,198	16.3%	59,091	15.9%
Foreign government securities		52,361	14.3%	51,057	14.5%	50,523	14.4%	50,499	14.4%	56,656	15.2%
Residential mortgage-backed securities		43,784	12.0%	41,518	11.8%	40,050	11.4%	38,797	11.0%	43,029	11.6%
State and political subdivision securities		15,710	4.3%	15,164	4.3%	15,479	4.4%	15,441	4.4%	16,539	4.4%
Asset-backed securities		13,808	3.8%	13,990	4.0%	14,132	4.0%	14,394	4.1%	16,202	4.4%
Commercial mortgage-backed securities		13,311	3.6%	11,842	3.4%	12,362	3.5%	12,633	3.6%	13,377	3.6%
Total Fixed Maturity Securities Available-For-Sale		$366,275	100.0%	$351,353	100.0%	$351,578	100.0%	$351,402	100.0%	$371,981	100.0%

NAIC	RATING AGENCY
DESIGNATION	RATING
1	Aaa / Aa / A	$258,707	70.6%	$248,764	70.8%	$250,047	71.1%	$250,803	71.4%	$270,295	72.7%
2	Baa	82,394	22.5%	79,669	22.7%	79,358	22.6%	79,523	22.6%	80,082	21.5%
3	Ba	16,314	4.5%	15,621	4.4%	15,306	4.4%	15,142	4.3%	15,288	4.1%
4	B	7,457	2.0%	5,955	1.7%	5,407	1.5%	4,839	1.4%	5,121	1.4%
5	Caa and lower	1,325	0.4%	1,260	0.4%	1,383	0.4%	1,041	0.3%	1,136	0.3%
6	In or near default	78	- %	84	- %	77	- %	54	- %	59	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$366,275	100.0%	$351,353	100.0%	$351,578	100.0%	$351,402	100.0%	$371,981	100.0%

(1)          Amounts presented are based on rating agency ratings and equivalent designations of the NAIC, except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available. These revised NAIC designations may not correspond to the rating agency ratings. The rating agency ratings are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
Unaudited (In millions)		March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016

Traditional (2), (3)		$9,458		$9,590		$9,325		$7,906		$8,267
Real estate joint ventures and funds		595		577		553		482		418
Subtotal		10,053		10,167		9,878		8,388		8,685
Foreclosed		257		40		45		45		48
Total Real Estate and Real Estate Joint Ventures		$10,310		$10,207		$9,923		$8,433		$8,733
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1)
Unaudited (In millions)	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016

Commercial mortgage loans	$42,164		$42,953		$41,619		$44,012		$45,445
Agricultural mortgage loans	12,333		12,498		12,771		13,188		13,226
Residential mortgage loans	7,955		8,618		9,270		10,048		10,192
Total Mortgage Loans	62,452		64,069		63,660		67,248		68,863
Valuation allowances	(315)		(325)		(311)		(318)		(381)
Total Mortgage Loans, net	$62,137		$63,744		$63,349		$66,930		$68,482
(1) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 28, note 3, for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		March 31, 2016
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,197	21.8%	$9,221	21.5%	$9,208	22.1%	$9,583	21.8%	$10,360	22.8%
International	7,630	18.1%	7,222	16.8%	7,548	18.1%	7,889	17.9%	8,264	18.2%
Middle Atlantic	7,617	18.1%	7,864	18.3%	7,743	18.6%	8,154	18.5%	8,072	17.8%
South Atlantic	6,249	14.8%	6,355	14.8%	5,858	14.1%	6,127	13.9%	6,167	13.6%
West South Central	3,939	9.3%	4,404	10.3%	4,289	10.3%	4,311	9.8%	4,190	9.2%
East North Central	2,520	6.0%	2,260	5.3%	2,127	5.1%	2,346	5.3%	2,217	4.9%
New England	1,151	2.7%	1,352	3.1%	1,350	3.2%	1,367	3.1%	1,581	3.5%
Mountain	1,169	2.8%	1,168	2.7%	1,118	2.7%	1,117	2.5%	1,297	2.8%
East South Central	423	1.0%	390	0.9%	408	1.0%	512	1.2%	630	1.4%
West North Central	138	0.3%	150	0.3%	234	0.6%	520	1.2%	511	1.1%
Multi-Region and Other	2,131	5.1%	2,567	6.0%	1,736	4.2%	2,086	4.8%	2,156	4.7%
Total	$42,164	100.0%	$42,953	100.0%	$41,619	100.0%	$44,012	100.0%	$45,445	100.0%

Office	$21,094	50.0%	$21,334	49.7%	$19,951	47.9%	$21,525	48.9%	$22,037	48.5%
Retail	9,543	22.6%	9,982	23.2%	10,002	24.0%	10,466	23.8%	10,793	23.7%
Apartment	4,696	11.2%	4,806	11.2%	4,865	11.7%	5,171	11.7%	5,651	12.4%
Hotel	4,483	10.6%	4,431	10.3%	4,456	10.7%	4,396	10.0%	4,633	10.2%
Industrial	2,157	5.1%	2,205	5.1%	2,191	5.3%	2,334	5.3%	2,214	4.9%
Other	191	0.5%	195	0.5%	154	0.4%	120	0.3%	117	0.3%
Total	$42,164	100.0%	$42,953	100.0%	$41,619	100.0%	$44,012	100.0%	$45,445	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,668	$1,796	$711	$1,425	$1,335	$1,668	$1,335
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	286	(133)	382	62	15	286	15
Net derivative gains (losses)	821	(912)	485	(356)	1,335	821	1,335
Premiums - Divested businesses and Lag elimination	-	(1)	(1)	(1)	426	-	426
Universal life and investment-type product policy fees
Unearned revenue adjustments	4	3	1	(3)	25	4	25
GMIB fees	94	95	96	97	101	94	101
Divested businesses and Lag elimination	2	1	2	2	67	2	67
Net investment income
Investment hedge adjustments	(200)	(180)	(194)	(202)	(221)	(200)	(221)
Income from discontinued real estate operations	-	-	-	-	-	-	-
Operating joint venture adjustments	1	(4)	(3)	2	5	1	5
Unit-linked contract income	677	(55)	(701)	343	(97)	677	(97)
Securitization entities income	1	1	8	(2)	-	1	-
Divested businesses and Lag elimination	-	-	-	-	166	-	166
Other revenues
Settlement of foreign currency earnings hedges	(8)	(9)	(11)	(9)	(4)	(8)	(4)
Divested businesses and Lag elimination	-	-	-	-	4	-	4
Policyholder benefits and claims and policyholder dividends
PDO adjustments	17	(10)	(13)	-	-	17	-
Inflation and pass through adjustments	(3)	25	(23)	6	(71)	(3)	(71)
GMIB costs	(112)	(150)	149	(286)	(6)	(112)	(6)
Market value adjustments	(51)	(45)	(21)	(19)	(17)	(51)	(17)
Divested businesses and Lag elimination	-	-	-	(1)	(306)	-	(306)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(2)	(1)	(2)	(1)	(2)	(1)
Unit-linked contract costs	(662)	46	685	(338)	77	(662)	77
Divested businesses and Lag elimination	-	-	-	-	(101)	-	(101)
Capitalization of DAC - Divested businesses and Lag elimination	-	-	-	-	105	-	105
Amortization of DAC and VOBA
Related to NIGL and NDGL	(112)	104	(28)	27	(6)	(112)	(6)
Related to GMIB fees and GMIB costs	40	-	(132)	(33)	(36)	40	(36)
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses and Lag elimination	-	-	-	-	(72)	-	(72)
Amortization of negative VOBA
Related to market value adjustments	10	9	8	8	10	10	10
Divested businesses and Lag elimination	-	-	-	-	22	-	22
Interest expense on debt
Securitization entities debt expense	(1)	(1)	(8)	2	-	(1)	-
Divested businesses and Lag elimination	-	-	-	-	-	-	-
Other expenses
Noncontrolling interest	5	7	(11)	12	5	5	5
Regulatory implementation costs	(1)	(1)	-	-	-	(1)	-
Acquisition, integration and other costs	(8)	(7)	(6)	(7)	(6)	(8)	(6)
Divested businesses and Lag elimination	(1)	(3)	(2)	6	(254)	(1)	(254)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(302)	545	(174)	109	(297)	(302)	(297)
Income (loss) from continuing operations, net of income tax	2,163	1,119	1,198	842	2,203	2,163	2,203
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	2,163	1,119	1,198	842	2,203	2,163	2,203
Less: Net income (loss) attributable to noncontrolling interests	5	4	(5)	8	2	5	2
Net income (loss) attributable to MetLife, Inc.	2,158	1,115	1,203	834	2,201	2,158	2,201
Less: Preferred stock dividends	30	31	6	49	6	30	6
Preferred stock repurchase premium	-	42	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$2,128	$1,042	$1,197	$785	$2,195	$2,128	$2,195

(1)         For the three months ended March 31, 2016 Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(37)	$(137)	$(86)	$-	$(86)
Catastrophe experience and prior year development, net	(16)	-	21	(9)	(45)	(16)	(45)
Actuarial assumption review and other insurance adjustments	-	-	(92)	-	-	-	-
Tax adjustments	-	61	(720)	31	10	-	10
Total notable items	$(16)	$61	$(828)	$(115)	$(121)	$(16)	$(121)

RETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(6)	$(57)	$(23)	$-	$(23)
Catastrophe experience and prior year development, net	(3)	(2)	13	(7)	(31)	(3)	(31)
Actuarial assumption review and other insurance adjustments	-	-	(107)	-	-	-	-
Tax adjustments	-	-	13	-	-	-	-
Total notable items	$(3)	$(2)	$(87)	$(64)	$(54)	$(3)	$(54)

RETAIL - LIFE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(4)	$(47)	$(18)	$-	$(18)
Catastrophe experience and prior year development, net	(3)	(2)	13	(7)	(31)	(3)	(31)
Actuarial assumption review and other insurance adjustments	-	-	(69)	-	-	-	-
Tax adjustments	-	-	(1)	-	-	-	-
Total notable items	$(3)	$(2)	$(61)	$(54)	$(49)	$(3)	$(49)

RETAIL - ANNUITIES
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(2)	$(10)	$(5)	$-	$(5)
Actuarial assumption review and other insurance adjustments	-	-	(38)	-	-	-	-
Tax adjustments	-	-	14	-	-	-	-
Total notable items	$-	$-	$(26)	$(10)	$(5)	$-	$(5)

GROUP, VOLUNTARY & WORKSITE BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$11	$(10)	$(5)	$-	$(5)
Catastrophe experience and prior year development, net	(12)	2	8	(1)	(12)	(12)	(12)
Total notable items	$(12)	$2	$19	$(11)	$(17)	$(12)	$(17)
(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1) CORPORATE BENEFIT FUNDING
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$12	$(9)	$(30)	$-	$(30)
Tax adjustments	-	-	(1)	-	-	-	-
Total notable items	$-	$-	$11	$(9)	$(30)	$-	$(30)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(2)	$(3)	$(3)	$-	$(3)
Catastrophe experience and prior year development, net	(1)	-	-	(1)	(2)	(1)	(2)
Tax adjustments	-	-	60	31	(10)	-	(10)
Total notable items	$(1)	$-	$58	$27	$(15)	$(1)	$(15)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(10)	$(24)	$(20)	$-	$(20)
Actuarial assumption review and other insurance adjustments	-	-	9	-	-	-	-
Tax adjustments	-	61	-	-	20	-	20
Total notable items	$-	$61	$(1)	$(24)	$-	$-	$-

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Actuarial assumption review and other insurance adjustments	$-	$-	$6	$-	$-	$-	$-
Total notable items	$-	$-	$6	$-	$-	$-	$-

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016
Variable investment income, as compared to plan	$-	$-	$(42)	$(34)	$(5)	$-	$(5)
Tax adjustments	-	-	(792)	-	-	-	-
Total notable items	$-	$-	$(834)	$(34)	$(5)	$-	$(5)

(1) Notable items represent a positive (negative) impact to operating earnings available to common shareholders.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Total MetLife, Inc.’s stockholders’ equity	$73,770	$69,377	$70,503	$67,949	$75,775
Less: Preferred stock	2,043	2,066	2,066	2,066	2,066
MetLife, Inc.’s common stockholders’ equity	71,727	67,311	68,437	65,883	73,709
Less: Net unrealized investment gains (losses), net of income tax	17,761	12,863	13,634	11,773	17,171
Defined benefit plans adjustment, net of income tax	(2,246)	(2,206)	(2,169)	(2,052)	(2,024)
Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	56,212	56,654	56,972	56,162	58,562
Less: Goodwill, net of income tax	9,592	9,508	9,398	9,314	9,555
VODA and VOCRA, net of income tax	576	546	522	494	483
Total MetLife, Inc.’s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$46,044	$46,600	$47,052	$46,354	$48,524

Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

Book value per common share (1)	$64.37	$60.27	$61.39	$60.00	$67.10
Less: Net unrealized investment gains (losses), net of income tax	15.94	11.52	12.23	10.72	15.63
Defined benefit plans adjustment, net of income tax	(2.02)	(1.98)	(1.95)	(1.87)	(1.84)
Book value per common share, excluding AOCI other than FCTA (1)	50.45	50.73	51.11	51.15	53.31
Less: Goodwill, net of income tax	8.61	8.51	8.43	8.48	8.70
VODA and VOCRA, net of income tax	0.52	0.49	0.47	0.45	0.44
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$41.32	$41.73	$42.21	$42.22	$44.17

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	December 31, 2015

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	9.2%	10.2%	4.2%	8.2%	7.6%	8.0%
Common stockholders’ equity, excluding AOCI other than FCTA	11.7%	12.5%	5.0%	9.7%	9.3%	9.7%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	14.4%	15.3%	6.1%	11.9%	11.3%	11.9%

Return on MetLife, Inc.’s:
Common stockholders’ equity	12.0%	6.0%	7.1%	4.7%	12.6%	7.5%
Common stockholders’ equity, excluding AOCI other than FCTA	15.2%	7.4%	8.4%	5.6%	15.3%	9.1%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	18.7%	9.1%	10.3%	6.8%	18.6%	11.2%

Average common stockholders’ equity	$70,869	$69,519	$67,874	$67,160	$69,796	$68,674
Average common stockholders’ equity, excluding AOCI other than FCTA	$56,135	$56,433	$56,813	$56,567	$57,362	$56,412
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$45,862	$46,322	$46,826	$46,703	$47,439	$46,346

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results.

(3)          Operating earnings available to common shareholders and net income available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015 and March 31, 2016 of $12 million, $12 million, $12 million, $12 million and $12 million, respectively, and for the year ended December 31, 2015 of $48 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
AMERICAS
RETAIL
Life & Other	9.0%	12.3%	8.1%	8.7%	8.3%
Annuities	14.4%	13.2%	10.9%	12.4%	10.6%
GROUP, VOLUNTARY & WORKSITE BENEFITS	14.2%	14.4%	14.8%	13.3%	12.3%
CORPORATE BENEFIT FUNDING	19.1%	21.0%	16.9%	14.8%	14.4%
LATIN AMERICA	15.1%	13.3%	20.2%	17.2%	17.6%
AMERICAS	14.1%	14.8%	12.9%	12.6%	11.7%
ASIA	11.4%	14.8%	11.7%	10.1%	11.0%
EMEA	8.4%	6.0%	7.9%	6.5%	7.8%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
AMERICAS	15.9%	16.6%	14.6%	14.2%	13.0%
ASIA	19.6%	25.4%	20.2%	17.4%	19.0%
EMEA	15.4%	11.2%	14.6%	12.2%	13.5%

RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
AMERICAS
RETAIL
Life & Other	12.6%	8.4%	9.5%	5.4%	6.5%
Annuities	15.8%	12.8%	4.7%	4.0%	8.6%
GROUP, VOLUNTARY & WORKSITE BENEFITS	20.9%	2.4%	24.0%	8.3%	21.8%
CORPORATE BENEFIT FUNDING	27.4%	15.9%	24.6%	12.0%	11.8%
LATIN AMERICA	13.2%	9.5%	8.5%	11.8%	16.3%
AMERICAS	18.0%	10.4%	13.3%	7.3%	11.4%
ASIA	12.1%	19.6%	22.9%	8.1%	31.3%
EMEA	7.8%	7.7%	9.8%	8.8%	9.1%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
AMERICAS	20.2%	11.7%	15.0%	8.3%	12.6%
ASIA	20.8%	33.7%	39.3%	14.0%	53.7%
EMEA	14.4%	14.2%	18.0%	16.3%	15.6%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2015	2016	2015	2016
AMERICAS
RETAIL
Life & Other		$9,006	$8,323
Annuities		12,469	13,645
GROUP, VOLUNTARY & WORKSITE BENEFITS		6,420	5,670
CORPORATE BENEFIT FUNDING		7,729	8,169
LATIN AMERICA		3,480	3,110
AMERICAS		$39,104	$38,917	$34,900	$35,200
ASIA		$11,509	$11,045	$6,708	$6,431
EMEA		$3,332	$3,226	$1,865	$1,919

(3)          Operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity and net income (loss) available to MetLife, Inc.’s common shareholders used to calculate the return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
AMERICAS	$9	$8	$8	$8	$8
ASIA	$1	$1	$1	$1	$1
EMEA	$2	$2	$2	$3	$2

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

RETAIL (1)	$3,236	$3,262	$3,276	$3,376	$3,104
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	4,418	4,401	4,393	4,337	4,610
CORPORATE BENEFIT FUNDING (1)	543	455	1,680	886	508
LATAM	848	937	866	965	966
ASIA	2,175	2,257	2,231	2,081	2,025
EMEA	599	632	600	617	615
CORPORATE & OTHER (1)	53	71	67	73	77
METLIFE TOTAL	$11,872	$12,015	$13,113	$12,335	$11,905

LATAM (excluding U.S. Direct Business)	$781	$861	$784	$881	$876
ASIA (including operating joint ventures) (2), (3)	$2,232	$2,341	$2,297	$2,163	$2,189

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016

RETAIL (1)	$653	$690	$523	$582	$532
GROUP, VOLUNTARY & WORKSITE BENEFITS (1)	228	231	238	214	174
CORPORATE BENEFIT FUNDING (1)	369	406	326	286	295
LATAM	104	92	164	132	137
ASIA	322	422	343	295	305
EMEA	65	46	65	48	63
CORPORATE & OTHER (1)	(140)	(153)	(962)	(200)	(177)
METLIFE TOTAL	$1,601	$1,734	$697	$1,357	$1,329

LATAM (excluding U.S. Direct Business)	$122	$112	$171	$139	$151

(1)          Amounts on a reported basis, as constant currency impact is not significant.

(2)          Operating premiums, universal life and investment-type product policy fees and other revenues are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)          Includes MetLife, Inc.’s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$845	$856	$867	$869	$865	$845	$865
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	41	42	39	34	22	41	22
Other revenues	5	6	5	6	15	5	15
Total operating revenues	891	904	911	909	902	891	902

Operating expenses
Policyholder benefits and claims and policyholder dividends	584	626	593	631	652	584	652
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(96)	(105)	(113)	(108)	(98)	(96)	(98)
Amortization of DAC and VOBA	101	101	104	106	104	101	104
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	220	232	240	231	228	220	228
Total operating expenses	809	854	824	860	886	809	886
Operating earnings before provision for income tax	82	50	87	49	16	82	16
Provision for income tax expense (benefit)	17	3	20	5	(6)	17	(6)
Operating earnings	65	47	67	44	22	65	22
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$65	$47	$67	$44	$22	$65	$22

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$65	$47	$67	$44	$22	$65	$22
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	6	(6)	(11)	16	-	16
Net derivative gains (losses)	(5)	7	-	(2)	(3)	(5)	(3)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	2	(5)	3	3	(4)	2	(4)
Income (loss) from continuing operations, net of income tax	62	55	64	34	31	62	31
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	62	55	64	34	31	62	31
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	62	55	64	34	31	62	31
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$62	$55	$64	$34	$31	$62	$31

Total Operating Premiums, Fees and Other Revenues	$850	$862	$872	$875	$880	$850	$880

(1)       Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - RETAIL PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$442	$444	$445	$442	$436	$442	$436
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	22	23	20	18	11	22	11
Other revenues	3	4	3	3	3	3	3
Total operating revenues	467	471	468	463	450	467	450

Operating expenses
Policyholder benefits and claims and policyholder dividends	280	328	289	308	324	280	324
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(62)	(70)	(72)	(68)	(61)	(62)	(61)
Amortization of DAC and VOBA	67	68	68	68	67	67	67
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	111	121	121	119	109	111	109
Total operating expenses	396	447	406	427	439	396	439
Operating earnings before provision for income tax	71	24	62	36	11	71	11
Provision for income tax expense (benefit)	18	1	16	6	(2)	18	(2)
Operating earnings	53	23	46	30	13	53	13
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$53	$23	$46	$30	$13	$53	$13

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$53	$23	$46	$30	$13	$53	$13
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	4	(4)	(6)	9	-	9
Net derivative gains (losses)	(3)	4	-	(1)	(2)	(3)	(2)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	(3)	2	2	(2)	1	(2)
Income (loss) from continuing operations, net of income tax	51	28	44	25	18	51	18
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	51	28	44	25	18	51	18
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	51	28	44	25	18	51	18
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$51	$28	$44	$25	$18	$51	$18

Total Operating Premiums, Fees and Other Revenues	$445	$448	$448	$445	$439	$445	$439
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX PROPERTY & CASUALTY SUPPLEMENTAL INFORMATION STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - GROUP PROPERTY & CASUALTY (1)
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	March 31, 2015	March 31, 2016

Operating revenues
Premiums	$403	$412	$422	$427	$429	$403	$429
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	19	19	19	16	11	19	11
Other revenues	2	2	2	3	12	2	12
Total operating revenues	424	433	443	446	452	424	452

Operating expenses
Policyholder benefits and claims and policyholder dividends	304	298	304	323	328	304	328
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(34)	(35)	(41)	(40)	(37)	(34)	(37)
Amortization of DAC and VOBA	34	33	36	38	37	34	37
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	109	111	119	112	119	109	119
Total operating expenses	413	407	418	433	447	413	447
Operating earnings before provision for income tax	11	26	25	13	5	11	5
Provision for income tax expense (benefit)	(1)	2	4	(1)	(4)	(1)	(4)
Operating earnings	12	24	21	14	9	12	9
Preferred stock dividends	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$12	$24	$21	$14	$9	$12	$9

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$12	$24	$21	$14	$9	$12	$9
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	-	2	(2)	(5)	7	-	7
Net derivative gains (losses)	(2)	3	-	(1)	(1)	(2)	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	1	(2)	1	1	(2)	1	(2)
Income (loss) from continuing operations, net of income tax	11	27	20	9	13	11	13
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	11	27	20	9	13	11	13
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	11	27	20	9	13	11	13
Less: Preferred stock dividends	-	-	-	-	-	-	-
Preferred stock repurchase premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$11	$27	$20	$9	$13	$11	$13

Total Operating Premiums, Fees and Other Revenues	$405	$414	$424	$430	$441	$405	$441
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	GAAP revenues
(ii)	operating expenses	(ii)	GAAP expenses
(iii)	operating earnings	(iii)	income (loss) from continuing operations, net of income tax
(iv)	operating earnings available to common shareholders	(iv)	net income (loss) available to MetLife, Inc.’s common shareholders
(v)	operating earnings available to common shareholders per diluted common share	(v)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(vi)	investment portfolio gains (losses)	(vi)	net investment gains (losses)
(vii)	derivative gains (losses)	(vii)	net derivative gains (losses)
(viii)	MetLife, Inc.’s tangible common stockholders’ equity	(viii)	MetLife, Inc.’s stockholders’ equity
(ix)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(ix)	MetLife, Inc.’s stockholders’ equity

Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife (“Divested businesses”). In addition, for the three months ended March 31, 2016 operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
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Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. In addition to the tax impact of the adjustments mentioned above, provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

METLIFE NON - GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
The following additional information is relevant to an understanding of our performance results:
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MetLife, Inc.’s tangible common stockholders’ equity or tangible equity - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

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MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

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Allocated equity - portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

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Operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

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Operating return on MetLife, Inc.’s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Operating return on MetLife, Inc.’s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
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Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding AOCI other than FCTA.

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Return on MetLife, Inc.’s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•	Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity.
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Return on allocated tangible equity - net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

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Statistical sales information for Retail - Life sales are calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of statutory premiums direct and assumed, excluding company sponsored internal exchanges. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements